THIS EQUIPMENT PURCHASE AGREEMENT ("AGREEMENT") is dated May 27th 2011

BETWEEN: RAPTOR Fabrication and Equipment, Inc. ("RAPTOR")a Florida Corporation; at 7064 Sampey Rd. Groveland, Florida 34736 and American GreaseSolutions, LLC ("AG") ; a Florida Limited Liability Company; at 7064 Sampey Rd. Groveland, Florida 34736; referred to individually or collectively as "the Party" or "Parties".

WHEREAS:The parties recognize that the completion of this transaction will require the good faith cooperation of the parties and that the parties shall provide further assurances to each other to complete final physical and legal transfer of the identified equipment herein.

IT IS AGREED AS FOLLOWS:

1. It is contemplated that the Parties will proceed on the basis of the terms listed below:

   a) RAPTOR desires to purchase all of the equipment fromAG as listed in Exhibit "A" attached to this Agreement.RAPTOR has toured the facility and inspected the items listed in Exhibit "A" and has offered of 1,000,000 shares of its common stock for all the items listed in Exhibit "A" under the terms contained in this agreement.

   b) AG has accepted the RAPTOR offer of 1,000,000 shares of common stock for the items listed in Exhibit "A" under the terms of this agreement. AG acknowledges and agrees that the securities received are not registered with the SEC and shall bear a restrictive legend subject to Rule 144 of the Securities act.

   c) AG acknowledges and agrees that RAPTOR is in the process of a merger and that that upon successful completion of that merger the 1,000,000 shares of common stock will be required to be exchanged for Common shares in the surviving corporation as required by the merger agreement. No guarantees are made that the merger will be completed.

   d) AG represents that all of the items intended for sale are free of any liens, encumbrances or other third party rights or claims.

   e) RAPTOR will remove equipment all equipment at its expense. AG will provide reasonable access to the facilities where the listed equipment is located.

   f) AG will issue a bill of sale to RAPTOR and provide further assurances as required to properly transfer ownership of the purchased equipment.

2. The transaction between the two parties is strictly purchase of the listed equipment only. The parties expressly affirm that no(i) Physical facilities, (ii) Employee base, (iii) Market distribution system, (iv) Sales force, (v) Customer base, (vi) Operating rights, (vii) Production techniques, or (viii) Trade names are being transferred to RAPTOR by AG in any manner, express or implied.

3. All items are purchased AS IS with no warranties other than as to material functional defects that should have been know existed by AG and were not reasonably discoverable by RAPTOR prior to removal.

4. Each Party will bear their own costs, fees and expenses incurred in connection with all activities related hereto, directly or indirectly.

For and on behalf of
Raptor Fabrication, Inc.

Signed:..............................

Name: Tom Gleason
Title: President
Date: 5.27.2011

For and on behalf of
American Grease Solutions LLC

Signed:..............................

Name: Dr. Karan G. Reddy
Title: Manager Member
Date: 5.27.2011

Exhibit "A"

AMERICAN

EQUIPMENT LIST

Equipment	Serial #	Price	Age
100 HP Boiler	BHP100	$115,850	3 yr
150 HP Boiler	BHP150	$198,000	2 yr
10,000 Gal Cracking Tank	1-10000	$127,000	2 yr
10,000 Gal Cracking Tank	1-10000	$56,000	2 yr
(30) NOS Grease Container	N/A	$12,000	2 yr
Centrifuge	CNT -02	$85,000	1 yr
Centrifuge	CNTF-02	$52,000	2 yr
Screen Separator Box	2000-1	$17,900	3 yr
Steam Heat Exchanger	N/A	$71,400	3 yr
5000 Gal Tank Haz	1-5000	$5,000	2 yr
50 HP Boiler	BHP50	$23,350	2 yr

5/27/11

6/2/11

THIS ADDENDUM TO EQUIPMENT PURCHASE AGREEMENT ("ADDENDUM") is dated June 14th 2011

BETWEEN: RAPTOR Fabrication and Equipment, Inc. ("RAPTOR") a Florida Corporation; at 7064 Sampey Rd. Groveland, Florida 34736 and American Grease Solutions, LLC ("AG") ; a Florida Limited Liability Company; at 7064 Sampey Rd. Groveland, Florida 34736; referred to individually or collectively as "the Party" or "Parties".

IT IS AGREED AS FOLLOWS:

1. The parties clarify, affirm and agree that the column labeled "Price" in Exhibit "A" to the agreement means original purchase price paid by American Grease at the time it acquired the equipment; NOT the present value or selling price of the equipment.

2. The column labeled "Price" in Exhibit "A" to the agreement shall now be identified as "Original Purchase Price paid by American Grease".

For and on behalf of
Raptor Fabrication, Inc.

Signed: ....

Name: Tom Gleason

Title: President

Date: 6.14.2011

For and on behalf of
American Grease

Signed: ....

Name: Dr. Karan G. Reddy

Title: Manager Member

Date: 6.14.2011